SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 1997

                      Access Solutions International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       0-28920                                           05-0426298
(Commission File Number)                      (IRS Employer Identification No.)

                                 (401) 295-2691
              (Registrant's Telephone Number, Including Area Code)



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Item 5.  Other Events.

     On November 12, 1997, Access Solutions International, Inc. (the "Registrant") entered into a Merger Agreement (the "Merger Agreement") with PaperClip Software, Inc. ("PaperClip") and PaperClip Acquisition Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of the Registrant ("Newco"). The Merger Agreement provides for the merger of Newco with and into PaperClip, with PaperClip surviving as a subsidiary of the Registrant (the "Merger"). The Merger Agreement constitutes an amendment to the Asset Purchase Agreement entered into by and between the Registrant and PaperClip on April 15, 1997 and disclosed in Registrant's Current Report in Form 8-K dated April 18, 1997.

     Upon consummation of the Merger, each outstanding share of PaperClip Common Stock, $0.01 par value per share, other than treasury shares and shares held by persons who properly exercise their appraisal rights under Delaware law, will be converted into the right to receive the number of shares of the Registrant's Common Stock, par value $0.01 per share, and an equivalent number of Class B Warrants determined by dividing 1,544,438 by the number of shares of PaperClip Common Stock outstanding immediately prior to the closing of the Merger (less treasury shares). The Class B Warrants will entitle the holder of each warrant to acquire one share of the Registrant's Common Stock for an initial exercise price of $6.00 at any time from issuance through October 15, 2001. In addition, PaperClip Preferred Stock, a class of non-voting preferred stock of PaperClip authorized under a proposed amendment to PaperClip's Certificate of Incorporation (the "Amendment"), will become the preferred stock of the surviving corporation upon consummation of the Merger.

     Consummation of the Merger is subject to certain conditions including the approval of PaperClip's shareholders. The Amendment is also subject to approval by PaperClip's shareholders.

     Certain additional information regarding the Merger is contained in the Press Release dated September 15, 1997 (the "Press Release"), which is filed as an exhibit hereto.

     The Merger Agreement and the Press Release are incorporated herein by reference. The foregoing summary of such exhibits is qualified in its entirety by reference to the complete text of such exhibits.


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Item 7.     Financial Statements and Exhibits.

             (a)  Financial Statements of business acquired.
                  Not  applicable
             (b)  Pro forma financial information.
                  Not applicable
             (c)  Exhibits

Exhibit Number                       Exhibit Title

          2(a) Merger Agreement dated November 12, 1997, by and among Access Solutions International, Inc., PaperClip Software, Inc. and PaperClip Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Registration Statement on Form S-4, File No. 333-40181).

          99        Press Release relating to the Merger.

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                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Access Solutions International, Inc.
                                          Registrant


                                          By: /S/ DENIS L. MARCHAND
                                              ----------------------------------
                                                  Denis L. Marchand
                                                  Corporate Controller and
                                                  Chief Accounting Officer

Dated:  December 4, 1997